SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report:  May 20, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      NORWEST ASSET SECURITIES CORPORATION
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       DELAWARE                                      52-1972128
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(State of Incorporation)                  (I.R.S. Employer Identification No.)


7485 New Horizon Way
FREDERICK, MARYLAND                                           21703
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Address of principal executive offices                            (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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     (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 1999, and for periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-65481) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-17, and shall be deemed to be part hereof and thereof.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

Item 601(a)
of Regulation S-K
EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------
(EX-23) Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1999-17




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


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORWEST ASSET SECURITIES CORPORATION


May 20, 1999

                                   By: /s/ ALAN S. MCKENNEY
                                       ------------------------
                                           Alan S. McKenney
                                           Vice President




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


                                INDEX TO EXHIBITS


                                                                 Paper (P) or
EXHIBIT NO.             DESCRIPTION                             ELECTRONIC (E)
-----------             -----------                             --------------

(EX-23)           Consent  of KPMG  LLP,  independent                 E
                  Certified  public   accountants  of
                  Ambac  Assurance   Corporation  and
                  subsidiaries   in  connection  with
                  Norwest      Asset       Securities
                  Corporation,  Mortgage Pass-Through
                  Certificates, Series 1999-17




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